UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 W. 14th Street, 2nd Floor

New York, New York 10014

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Equity Incentive Plan

The Board previously adopted amendments to the 2013 Employee, Director and Consultant Equity Incentive Plan (the “Plan”), subject to approval by the Company’s stockholders. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders approved the Plan on June 4, 2019. Among other things, the Plan reflects amendments to increase the number of shares of common stock authorized for issuance under the Plan by 2,300,000 shares, to a new maximum aggregate limit of 7,073,922 shares.

The foregoing summary of the Plan is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The results of the votes on the four matters considered at the Annual Meeting are as follows. Each of the proposals received the requisite vote for approval.

1.	To elect the following Class III directors to serve a three-year term expiring in 2022:

Emanuel P.N. Hilario

For	Withhold	Broker Non-Votes
17,156,660	132,188	4,710,562

Jonathan Segal

For	Withhold	Broker Non-Votes
17,113,688	175,160	4,710,562

2.	To ratify the appointment of Plante Moran, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain
21,869,194	98,394	31,822

3.	To approve the compensation of the Company’s named executive officers, as disclosed in our Proxy Statement filed with the Securities and Exchange Commission on April 25, 2019.

For	Against	Abstain	Broker Non-Votes
17,147,062	141,741	45	4,710,562

4.	To approve amendments to the Company’s 2013 Employee, Director and Consultant Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
16,915,482	348,069	25,297	4,710,562

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are filed as a part of this report.

Exhibit Number	Description
10.1	The ONE Group Hospitality, Inc. 2019 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ONE GROUP HOSPITALITY, INC.

Dated: June 4, 2019

	By:	/s/ Linda Siluk
Linda Siluk
Chief Administrative Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	The ONE Group Hospitality, Inc. 2019 Equity Incentive Plan